Exhibit 10.01
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT (INDICATED BY ASTERISKS) HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
Supplement One
This Supplement One (the “Supplement”) is amended and restated as of February 7, 2011 (the “Effective Date”) by and between Somaxon Pharmaceuticals, Inc. (“Client”), a Delaware corporation with offices at 3570 Carmel Mountain Road, Suite 100, San Diego, CA 92130 and Publicis Touchpoint Solutions, Inc., a New Jersey corporation, with offices at 2000 Lenox Drive, Suite 100, Lawrenceville, New Jersey 08648 (“Publicis”) and is attached and made a part of that certain Professional Detailing Services Agreement dated as of July 14, 2010 (the “Agreement”) by and between Client and Publicis. The terms and conditions of the Agreement are incorporated herein by reference and all defined terms shall have the same meaning as set forth in the Agreement, unless otherwise defined herein.
I.	Overview of Program

Detailing Program Length:	Subject to earlier termination pursuant to Section 13 of the Agreement, a two-year period beginning August 30, 2010 and running through August 29, 2012. If Client wishes to continue the Program beyond August 29, 2012, Client must provide Publicis written notification no later than 90 days prior to such date. If Client elects to continue the Program beyond the term of this Supplement, the parties will enter into a new Supplement to this Agreement defining the terms relating to such continuation.

Product(s)	Silenor and any other product added by Somaxon in its sole reasonable discretion (subject to alignment modifications as set forth below under “Direct Program Management Costs Includes”)

Target Prescribers:	Psychiatrists, Sleep Specialists, and other healthcare providers as set forth in the Target Prescriber List to be provided to Publicis by the Client no later than August 31, 2010, as amended by Somaxon from time to time.

Call Goals/Frequency:	Target calls and Frequency as specified by Client to Publicis prior to Program start, provided that the parties will endeavor to have each of the Representatives provide at least 1,540 Calls per year of the program (i.e., 220 field days of 7 Calls per day).

Territories:	145 Territories with 110 Territories as mutually agreed by the parties by August 30, 2010 and 35 Expansion Territories as mutually agreed by the parties by March 1, 2011

No. of Representatives:	145 Representatives, with 110 Full-Time Representatives to be hired by August 30, 2010 and 35 Full-Time Expansion Representatives to be hired by March 1, 2011, meeting all Client specifications as set forth in the hiring profile detailed in Attachment 2

No. of Field Managers:	2 Regional Field Coordinators, 1 hired as of August 30, 2010 and 1 hired as of February 15, 2011

1 National Business Director

Total Program Costs:	Year One

Start-up Costs:	***

Direct Rep Cost:	***

Direct Program Management Cost:	***

Backfill Recruiting:	***

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Management Fee at Risk:	***

Estimated Pass-Thru:	***

Total:	***
The Program Costs for Year 2 are as estimated in Attachment 1. Year two costs assume an increase to compensation and other expenses of ***% which will be mutually agreed to ninety (90) days prior to the start of the Program year two. Pass thru costs may be further adjusted at that time to reflect actual spending incurred in Program year one.
II.	Detailed Program Costs

Direct Rep Cost:	Full-Time Representatives

***

***

***

Direct Program Management Cost:	***

***

***
A.	Direct Rep Cost Includes
•	Number of Representatives listed above.
•	Representatives’ time for Territory selling activities, including Detailing, training, convention and meeting attendance.
B.	Direct Program Management Cost Includes
•	Number of Field Managers listed above.
•	Field Managers’ time for District management activities, including field coaching and appropriate documentation/follow-up; recruiting, hiring, and training support; compliance; and administration.
•	Services of Publicis Client Services Team including a Director and Associate up to ***% of their time on an annual basis to coordinate with the following functional areas to ensure Client contract requirements are met: Recruiting, Human Resources, Finance, Incentive Compensation, Data, Reporting and Information Technology.
•	Standard computer software including Microsoft Office (2007 edition) and Lotus Notes, coordination of help desk support, asset management, and administration of Sales Force Automation system. Further adjustment of the standard software may result in a change to fees.
•	Monthly reporting and data to include:

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

***
The format of all reports will be Microsoft Excel based and shall be developed by Publicis and reasonably acceptable to Client and shall include both summary information as well as detailed information at the Territory and Representative level.
•	Incentive Compensation administration including eligibility verification, and portal reporting and payouts with timing as set forth below under “Estimated Pass-Thru Costs”.

•	Other direct costs such as worker’s compensation insurance, expense reporting system and payroll processing costs.
C.	Direct Program Cost Excludes
•	Pass-Thru Costs (costs separately stated below).

•	Program Start-Up Expenses (costs separately stated below) and Initial Product Training.

•	Computer hardware (costs separately stated below)

•	Training meetings, POA meetings, conventions, and Manager meeting expenses.

•	Training support for the Program other than for Publicis employment policies and SFA.

•	Target Prescriber Lists and any updating or correction of that data including validation of state license numbers and dates.

•	Meeting planning or coordination services.

•	Sample distribution and fulfillment.

•	Incentive compensation goal processing to be provided by Client
D.	Estimated Backfill Recruiting ***
•	Backfill recruiting of the 145 territories is estimated for ***% turnover. Estimated fees cover *** Representative turns at a fee of *** per territory. Fees do not include any candidate or Publicis recruiter travel which will be billed separately at cost. No outside recruiter will be used without the prior written consent of Client, Notwithstanding anything to the contrary in this Supplement or the Agreement, Client will not be required to pay any fees or expenses relating to recruiting or Publicis-provided training for any Representative or Field Manager personnel to the extent that such Representative or Field Manager resigns from the Program or is requested by Client to be removed from the Program for performance reasons within the first 12 weeks of such Representative’s or Field Manager’s commencement of employment on the Program.
E.	Management Fee at Risk ***
•	Performance Risk Metrics as outlined in Attachment 3.
F.	Estimated Pass-Thru Costs ***

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Pass-thru expenses will be charged to Client based in the amount invoiced to Publicis in each case, with no mark-up or surcharge added by Publicis.
•	Representative bonus and related taxes (at ***%) of *** representing a per Representative annual target bonus of ***, prorated for the 35 expansion Territories to represent a 6-month period, to be based upon achievement of performance metrics outlined in an incentive plan mutually agreed upon by both parties. Determination and payment of bonuses for the 2010 calendar year will be done once, and determination and payment of bonuses for the remainder of the term of the Program will be done based on 4-month periods (i.e., January through April, May through August and September through December).
•	Regional Field Coordinator bonus and related taxes (at ***%) of *** and National Business Director bonus and related taxes (at ***%) of *** to be based upon achievement of performance metrics outlined in an incentive plan mutually agreed upon by both parties. Determination and payment of bonuses for the 2010 calendar year will be done once, and determination and payment of bonuses for the remainder of the term of the Program will be done based on 4-month periods (i.e., January through April, May through August and September through December).
•	Representative field related expenses of *** including Fleet and gas allowance, tolls, parking, overnight travel assuming *** per month for *** territories and *** overnights per month for *** territories, access funds at *** per month per territory for months one through four of program and *** per month per territory for months five through twelve of program, telephone, wireless access, storage lockers (to the extent approved by Client in writing in advance), printers, badges and business cards for 35 expansion Territories, vehicle covers for *** Representatives estimated at *** per cover, and incidental expenses. Fleet estimates are based on Malibu model pricing and a two-year lease plan. The gas reimbursement is estimated at $.15/mile and will be reimbursed via a fuel card. Expense reimbursement will be made in compliance with Client’s Travel and Expense Reimbursement Policy which will be provided to Publicis in advance of Program launch. The parties will have a good faith discussion regarding any policies that differ from the Publicis standard. (No detail bags for all Territories or name badges and business cards for original 110 Territories are included in estimates.)
•	Field Management field related expenses of *** Fleet and gas allowance, tolls, parking, telephone, wireless access, and incidental expenses. Fleet estimates are based on Ford Explorer XLT model pricing and a two-year lease plan. The gas reimbursement is estimated at $.15/mile and will be reimbursed via a fuel card. Telephone, wireless access, and office supplies has been budgeted at *** per Regional Field Coordinator per month and *** per month for the National Business Director. Air, hotel, meals and other travel incidentals have been budgeted at *** per Regional Field Coordinator per month and *** per month for the National Business Director. Expense reimbursement will be made in compliance with Client’s Travel and Expense Reimbursement Policy which will be provided to Publicis in advance of Program launch. The parties will have a good faith discussion regarding any policies that differ from the Publicis standard.
•	Client Management Fleet and gas allowance of *** for *** Regional Sales Managers for months one through six of Program and *** Regional Sales Managers for months seven through twelve of Program. Fleet estimates are based on Ford Explorer XLT model pricing and a two-year lease plan. The gas reimbursement is estimated at $.15/mile and will be reimbursed via a fuel card.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•	Client services travel at an estimated cost of ***. This is expected to be used for general meeting travel not otherwise included in meeting budgets, as required by the Program and approved in advance by Client. Attendance at initial training, POAs or other formal meetings will be billed with all related other costs for those specific meetings.
•	Two-day District level POA meetings to be held twice during the year, provided that there will be only one meeting estimated for 35 expansion Territories during year 1, at an estimated cost of ***
•	Sales Force Automation licensing, asset management and help desk support, and sample administration:
•	Sales Force Automation of ***

•	Asset management and help desk support of ***

•	Sample Administration of *** as outlined in Attachment 4

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

F. Program Start-up Expense	***

Recruiting:	*** (Includes ads, sourcing, screening, interviewing, drug and background checks. Sourcing and screening activities will be performed by both Publicis employees and subcontractors. Excludes recruiter and candidate travel which would be billed as a pass-thru cost as outlined in the recruiting hiring events below.)

Recruiting Hiring Events:	*** (Estimated costs of *** hiring events for original team of 110 Territories and *** hiring event sites for expansion team of 35 Territories including meeting costs and travel., Hiring events will be attended by one or more of Client’s Regional Sales Managers. Client’s Regional Sales Manager travel and cost associated with revisits not included. All costs to be billed on a pass-thru basis.)

Field Management Time:	*** (Field Management team start will be consistent with Representative start date for original team of 110 Territories. Expansion RFC will start on February 15, 2011 — 2 weeks prior to expansion Territory start date)

Computer Hardware	*** (Tablets plus *** excess stock on original team of 110 Territories and *** on expansion team of 35 Territories to serve as a spare pool including wireless card and car charger.) The computer hardware will be owned by Client and will be billed as a pass-thru cost. Equipment to be provided is the HP EliteBook 2730p with a built in mobile broadband module. Equipment specifications may change depending upon hardware availability though any such change will be approved by the Client.

Training	*** (Estimated possible costs for online training tools at a cost of ***, including *** for initial development and *** for updates. Funds to be rebated if not utilized. Initial Training facilitation for sales force automation systems configured and maintained by Publicis is included at a cost of *** for original team of 110 Territories assuming *** facilitators and *** aides for *** and *** for expansion team of 35 Territories assuming *** webex sessions including *** facilitator and *** aide per session. Publicis standard computer use videos will be adjusted for Client specifications at a pass-thru cost of no more than ***. There will be no cost for the training on Publicis employment policies and procedures.)

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

System Configuration:	*** (Setup and configuration of computer equipment including a change to the Publicis standard image to include Windows/Office 2007 to be consistent with Client’s standard image, standard Sales Force Automation system, management reporting, sample accountability, and incentive compensation plan creation and implementation, including incentive compensation plan updates for *** periods (*** and ***). Also included is *** hours of territory alignment adjustments for original team and *** hours for realignment of expanded team. Costs related to the meeting travel for the alignment process will be billed separately as a pass-thru cost.)
III.	Payment / Reconciliation
A.	Payment — The payment schedule for Program Year One is as follows:

Start-up Costs:	110 Territories

*** less any payments made under approved Interim Letter Agreements due upon Signing Supplement.

*** due upon the later of September 1, 2010 or completion of start-up phase to Client’s reasonable satisfaction.

Expanded 145 Territories

*** less any payments made under approved Interim Letter Agreements due upon Signing Restated Supplement.

Client will be provided a rebate of *** for any candidate hired by Publicis that is provided by Client.

Direct Rep and Management Costs:	Client will make six equal monthly payments in the amount of *** followed by six equal monthly payments in the amount of ***, relating to the first program year to Publicis to cover the Program Costs, with the total of the twelve payments being equal to the total Direct Rep Cost and the Direct Program Management Cost for the then-current year of the Program (e.g., Year 1 or Year 2). The first monthly payment will be due and payable on September 1, 2010. Each additional monthly payment will be due and payable on the 1st of each month of the first year of the Program with the last payment relating to the first program year due August 1, 2011.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Pass-Thru Costs (excluding bonus and POA meeting costs):	Client will make six equal monthly payments to Publicis in the amount of *** followed by six equal monthly payments in the amount of *** to cover the Pass-Thru Costs, with the total of the twelve payments being equal to the total estimated Pass-Thru Costs for the then-current year of the Program (e.g., Year 1 or Year 2). The first monthly payment will be due and payable on September 1, 2010. Each additional monthly payment will be due and payable on the 1st of each month of the first year of the Program the last payment relating to the first program year due August 1, 2011.

Pass-Thru Costs (bonus and POA meeting costs only):	Client will make three payments to Publicis to cover the Pass-Thru Costs related to bonus and POA meetings, with the total of the three payments being equal to the total estimated Pass-Thru Costs related to bonus and POA meeting for those expenses in the then-current year of the Program (e.g., Year 1 or Year 2). The first payment of *** will be due and payable on January 1, 2011. The second payment of *** will be due on May 1, 2011, with the last payment of *** relating to the first program year due September 1, 2011.

Backfill Recruiting	On a monthly basis, for each representative that leaves during the program year, Publicis will bill for actual turnover that occurs during the preceding month at a rate of *** per replacement Representative that is hired. Publicis will not bill for any representative that resigns from the program within the first twelve weeks of the program or for any representative that is removed from the Program for performance reasons during such 12-week period.

Management Fee at Risk:	Amounts will be due once it can be demonstrated that the applicable Performance Risk Metric has been met.
In the event Publicis provides any additional services as requested by Client which are not included in the Direct Program Costs or Start-up Costs, including any additional administration, software, and database services, or exceeds the Resource allocations as outlined in the Direct Program Costs Include section above, Publicis shall be entitled to charge Client for its reasonable time spent in the provision of such services and/or in excess of the Resource allocation at a rate of no more than *** per hour, in each case where approved in advance by Client in writing.
Subject to adjustments in accordance with Section III.B below and Section 3 of the Agreement, all payments are due in full by the dates indicated above.
B.	Reconciliation
Publicis shall provide a written quarterly reconciliation of Program costs, including Full-Time Sales Representative days, and actual Pass-Thru Costs within forty-five (45) days of the end of each calendar quarter and sixty (60) days of the end of the Program. Any overpayment or underpayment with respect to any quarter (or stub period relating to the end of the program) will be applied by Publicis to the next possible monthly billing. Any amounts that are disputed in good faith by a party shall be paid by such party promptly upon resolution of such dispute if the adjustment cannot be applied to a subsequent monthly invoice. At the end of the Term, any unearned monies shall be returned to Client within fifteen (15) days of the reconciliation. Publicis’ finance team will work with Client’s finance team to provide reasonable interim guidance requested by Client that will assist in Client’s monthly close process.
In the event a vacancy arises in a Field Management position, Client shall be entitled to a pro rata rebate equal to *** for the Regional Field Coordinator positions and *** for the National Business Director. Any adjustment for any such vacancy will be made to subsequent billings within fifteen days (15) after Client’s receipt of the reconciliation referenced in the preceding paragraph, provided, however, that any amounts that are disputed in good faith by a party shall be paid by such party promptly upon resolution of such dispute.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IV.	Training Program(s)/Other
(a) Except to the extent included in Pass-Thru Costs as set forth above, all Publicis’ reasonable out of pocket expenses for Client approved training meetings and any follow up sales meetings including reasonable hotel, airfare, meals and miscellaneous incidental expenses for Representatives and approved Publicis management attendees are payable by Client and will be due within 30 days of Client’s receipt of a detailed invoice for such expenses.
(b) All Publicis’s reasonable out-of-pocket expenses (travel, shipment of all returned Product Samples, Product Promotional Materials and sales folders or sales bags) related to the closeout of Publicis’s services hereunder and any Client requested Territory closeouts prior to the termination of this Program, will be due within 30 days of Client’s receipt of a detailed invoice for such expenses. In addition, Field Management salaries and related costs, as agreed to by Client, will be billed to Client at cost for their time spent in assisting with closeout activities, typically for the month following the end of the Program.
V.	Fleet
(a) The Program as outlined in this Supplement assumes fleet vehicles that will be utilized by Client for the Program over a two year period beginning with the vehicle purchase date. Client has financial responsibility for the book value (remainder of lease) on those vehicles that are turned in before they have been fully depreciated and any of the following costs that apply: pick-up, storage, detailing, maintenance and repair and transportation. Should PSS be able to redeploy some or all of the vehicles to another program, Client has financial responsibility for any period that remains until the vehicles have been reassigned, or for any vehicles that have not been reassigned.
Client has financial responsibility for all remarketing costs as a result of vehicle mileage or other reasons, in each case as approved by Client in advance, including but not limited to (as applicable) fleet provider administrative fees, difference between the proceeds of the sale of the original vehicle and its book value, and incremental amortization due to increased value of new vehicles. Remarketing costs will be communicated to Client as they arise and will be outlined in a Project Estimate.
(b) At termination or upon conversion, Client assumes financial responsibility for the remaining leased car payments (to include rental, interest, depreciation), maintenance programs fees, motor vehicle record check fees, maintenance costs, miscellaneous costs (title, registration, new car carry charges, registration renewals, delivery charges due to territory realignments or changes in driver’s address.) Publicis will make reasonable efforts to cancel any services provided by their third party fleet provider in support of the fleet vehicles.
(c) During the term of this Supplement, Client assumes financial responsibility for all bridge rental costs approved by Client in advance in writing.
VI.	Representative Buy-Out
Client may also hire Publicis’ Representatives, after providing 30 days notice, by paying to Publicis a fee in accordance with the following schedule:

First Day of Employment With Client	Fee Owed to Publicis
Six to Twelve months from August 30, 2010	*** per Representative
Thirteen to Twenty-four Months from August 30, 2010	*** per Representative
After Twenty-four months from August 30, 2010	*** per Representative

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

All payments under this Section are due in full thirty (30) days after the first day of employment with Client for the Representative. If Client hires a Representative while the Project is in effect, Publicis shall not replace such Representative up to a total of *** Representatives, or ***% of the total Representatives, unless requested to do so by Client in writing. In the event that Client hires more than *** Representatives and does not desire to have such Representatives replaced, the parties will discuss in good faith the Program and related costs going forward, with adjustments to be included in an amendment to this Supplement.
In the event that Client hires Representatives contemporaneously at any time during the term of the Program that are not replaced, all Direct Program Rep Costs, Direct Program Management Costs and Estimated Pass-Thru Costs will thereafter be reduced as applicable and documented in an amendment to this Supplement.
VII.	Right of Inspection of Records
Publicis shall maintain complete and accurate files and records related to Program Costs and related to Publicis’ billings pursuant to the Agreement and this Supplement. Client shall have the right, upon reasonable notice, to examine in such detail as Client in its sole discretion deems desirable or appropriate all such records, including supporting documentation, at any time or times during the term of this Supplement and during the period ending on the later of one year after the termination of the Agreement, this Supplement or the resolution of any disputes between Client and Publicis pursuant to Section 8E of the Agreement. Such examinations shall take place at Publicis’ principal place of business or another location mutually agreed upon by Client and Publicis.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties hereto have executed this Supplement through their duly authorized representatives effective as of the Effective Date.
Dated: February 7, 2011

PUBLICIS TOUCHPOINT SOLUTIONS, INC.

By:	/s/ Al Pavucek

	Name:	Al Pavucek
	Title:	CFO

SOMAXON PHARMACEUTICALS, INC.

By:	/s/ Richard W. Pascoe

	Name:	Richard W. Pascoe
	Title:	President and CEO

Attachment 1 — Pricing Worksheet
***

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment 2 — Hiring Profile
Knowledge/Skills /Experience:
•	BS/BA Degree Required
•	2+ years of Pharmaceutical Sales Experience or its equivalent
•	Proven track record of success, especially with launch products
•	Must be self starter
•	Demonstrated team work/ collaboration
•	Good organizing/planning skills/disciplined
•	Excellent communication skills
•	Judgment/ Decision Making
•	Computer Proficient
Performance Competencies:
•	Demonstrated ability to work collaboratively in a start up organization
•	Strong verbal/written communication skills
•	Goal-oriented with a high level of integrity and an excellent work ethic
•	Willing to travel as necessary to effectively cover assigned territory and commit to hours beyond the normal 8 a.m. to 5 p.m. for special evening or morning functions
•	Proficient with Microsoft Office Suite
•	Valid driver’s license in the state where you live
Principle Working Relationships/ Contacts:
•	Reports directly to the Publicis National Business Director/Regional Field Coordinator.
•	Works closely with client Regional Sales Manager
•	Cooperates with various headquarters departments, when necessary and appropriate on matters of mutual concern.
•	Maintains a positive working relationship with key customers and external contacts.

Attachment 3 — Performance Risk Metrics
Publicis will place *** of the Management Fee at risk subject to Publicis achieving the performance metrics as described below (“Performance Fee”) for the Program.

Performance Metric	Performance Fee Amount at Risk	Timing/Frequency
1. Initial Recruiting	***	Upon Completion

2. Initial Training	***	Upon Completion

3. Vacancy Management	***	Ongoing Quarterly

4. Call Attainment	***	Ongoing Quarterly

5. Sales Performance	***	Ongoing Quarterly

***

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment 4 — Sample Administration
The following more fully describes the sample accountability services to be provided and activities to be performed by Publicis.
Sample Accountability Services Overview
J. Knipper and Company (Knipper), a third party vendor, will provide a PDMA compliant Sample Accountability system to Client in support of the sales team to be hired by Publicis Touchpoint Solutions. All data is either initially captured on the Veeva SFA system or a PDMA compliant paper-based system which will also serve as a back up to the electronic data. All sample transaction data is transmitted daily, reviewed through QA processes and imported into the Sample Accountability system by Knipper personnel. Our system is designed to minimize the administrative impact on your Client sales representatives while maximizing the accuracy of sample distribution tracking and reducing compliance risk.
Program Setup
SOP & Procedures Development/Implementation & System Verification
To minimize the impact to our client’s personnel, Knipper has developed a standard set of SOPs outlining processes, roles and responsibilities for the set up and implementation of sample accountability programs. The standard SOPs will be customized to Client business requirements, with input, approval and sign-off anticipated from Client. The SOPs will be compliant with the more stringent of either Knipper or Somaxon standard policies, where Somaxon policies are provided to Knipper in writing in advance. The SOPs simplify the start up process, provide a clear time and event calendar and identify the key decisions required to successfully implement the program. Knipper has an implementation checklist used to ensure that the program implementation is smooth and timely.
The expected implementation timeline is between 4 and 6 weeks. During this time all program SOPs, web reports, system verification, call documents, training, system development and weekly review meetings are completed. A “go live” date is established as the benchmark for completion of all start up requirements.
Our start up program clearly defines roles, responsibilities and expectations for both Client and Knipper personnel. We have developed standardized PDMA compliant Standard Operating Procedure (SOP) templates and we will work closely with your personnel to customize them to specifically meet your business and marketing needs. Since Knipper has already developed SOP templates for internal use, Field Managers and Field Representatives, the process of incorporating your business needs can be accomplished quickly and with little effort on your part. We will identify for you the key questions that you will need to answer. The SOPs include:
Internal SOPs:
***
Program Support
A core team of experts will be assigned to Client, in order to assure proper program implementation and success. This team and their deliverables, timelines, and action items will be under the care and management of the assigned Sample Accountability Manager, who will also serve as The Client’s main point of contact for Sample Accountability. This one point of contact will be assigned to Client to handle all Home Office and Sales Force inquiries, as well as be the initiation point in the escalation process, should that be required. This team will be trained in adherence to the Client business rules defined for the program to support all Home Office personnel, Client sales representatives and Field Managers.
Under the direction of the Sample Accountability Manager for Client, additional team members will be assigned to provide the delivery of services to Client. The team is comprised of the individuals responsible for the day-to-day activities and will be selected from seasoned professionals.
Knipper will also set up regular conference calls with Client personnel to review program status, address action items and issues, and ensure future success. In addition, Knipper, with approval from Client, will conduct bi-annual joint Quality Improvement Feedback Sessions to review customer satisfaction and discuss such subjects as continuous improvement ideas and supplier performance.
Call Universe Maintenance
Knipper will maintain the Client practitioner universe, Client sales representative rosters, zip/territory files and will establish a data exchange SOP between Client and Knipper.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Forms Development/Printing & Shipping
We have design templates of all forms necessary for PDMA compliance, and will work with Client to customize them to your unique business needs. Such forms are to be used to back up the electronic process as necessary. Procedures are in place to control any modifications to forms to ensure that only current/approved forms are in use. We coordinate the design, approval, printing, storage and shipment of all forms. With over 100,000 square feet of warehouse space, Knipper stores and ships all forms directly from our facility. The following forms are required:
•	Sample Transaction Forms

•	Sample Distribution Forms

•	Sample Storage Location Inspection Form

•	Practitioner Labels

•	Rep Labels

•	Business Reply Envelopes

•	Compliance Policy Statements

•	Miscellaneous Forms
The forms are not specific to a Client sales representative or a physician, so there will be no wasted forms. Physician and Client sales representative specific information can be captured on the labels that are distributed to your Client sales representatives based on their call universe. Those labels are affixed to the forms by the Client sales representative in the field. For non-targeted practitioners, the Client sales representative uses the same forms, however, they will hand write the practitioner information and use a rep label.
We distribute the appropriate number of forms and labels to each Client sales representatives based on pre-determined cycles. Business Reply Envelopes (BRE’s) are distributed to each Client sales representatives with the sample forms for the return mailing of completed forms to Knipper for processing.
Processing of Forms
All call forms received by Knipper are scanned the day of receipt and are available on-line through a secured web site for viewing by Client, within 5 business days. The original documents are then archived and the digital image is used for all further processing. The digital image of the form goes though a Double Data Verification process where an operator will re-key all information field by field. If the operator keys a different value than what was read by the computer, then the operator must re-key the individual field and will not be allowed to advance to the next field until the application receives the same information twice consecutively. Once the Data Verification process is complete, the form information is imported into our database and checked for errors (no Physician Signature, Lot # missing, etc.).
Errors on call forms can be a result of missing, incomplete, or illegible information. Knipper attempts to clear as many errors as possible before creating an error report that will be sent back to the Client sales representatives for correction. Knipper’ correctable errors are corrected with 5 business days of receipt of the original call document.
If Knipper cannot correct the error, then an error report, which contains the digital image of the call card with all errors for correction clearly identified, is sent to the Client sales representatives. The Client sales representative corrects the errors directly on the report and sends it back to Knipper. An example would be a call card with no practitioner signature. A scanned image of the document is sent to the Client sales representatives with instructions to have the Practitioner sign the digital image. The Client sales representative mails the document back to Knipper. Typically, most errors are corrected and returned to Knipper within two weeks. Upon receipt it is scanned and stored with the original image. This provides an audit trail for all call cards processed and ensures accuracy, as well as authentication for the correct errors processed.
Practitioner Validation
This service is available at an additional cost. Knipper uses a third party source for validation of practitioners. We believe that this source provides the most consistent and sustainable source of validation consistent with PDMA regulations. If Client already has an agreement with a third party provider of physician validation information, Knipper will work directly with that provider to facilitate the validation process at no extra charge to Client.
Reporting
Knipper will utilize web based reporting for Client. Using this method, real time information is available to you at your convenience. Reports can be viewed on-line and/or downloaded into Excel for further manipulation. Since all reports are available real time, Client personnel can run reports from anywhere at any time. Standard reports (web-based) include:
***
It is assumed that the Client will complete all reporting to the FDA, DEA and other government or regulatory authorities.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Audit & Security
Knipper has worked with a number of independent auditors and can provide information to the auditors necessary for completion of their audits. We also compile statistical data on the completed, reconciled, non-completed audits and tracking of all required documents.
Knipper has developed SOPs (including recommendations for frequency and depth of audits) and systems specifically designed to identify discrepancies and inconsistencies of field force personnel that do not comply with Client policies and procedures. The level of discrepancy determines the escalation of the investigation and its outcome.
Random Signature Audits
On a monthly basis, Knipper shall perform a random audit of call cards for eight and one-third percent (8.3%) of the field force which equates to auditing 100% of the field force in a twelve (12) month period. Signature verification is requested from the practitioner who signed the call card accepting the sample.
For Cause Audits
Knipper will perform additional signature verifications as requested by Client. Knipper will cooperate with Client in providing additional sample accountability documents and trending information that may be useful to Client in performing for cause audits.
Monthly Independent Compliance Review
On a monthly basis Knipper will randomly audit ten percent (10%) of the Client sales representative files to ensure that the files are current. A report will be provided monthly highlighting those representatives who are out of compliance.
Field Force Training
Knipper has developed training program templates and will work closely with Client personnel to customize them to specifically meet your training needs and are included as part of the start up costs. These templates include:
•	Power point presentations for classroom training
•	PDMA policy and instruction manual for field use
•	PDMA required testing & certification documentation
Knipper can do the on-site training, train the trainer, or act as facilitators during the training sessions. These services are available to meet your ongoing training needs and are available at additional costs.
Help Desk
Knipper provides a dedicated “Help Desk” with a toll free number to all Client field personnel. PDMA trained staff members are available to handle direct calls from the field between 8:30 AM — 5:00 PM EST. These staff members are dedicated to Client and acts as the day-to-day primary contact with the field and Client compliance personnel to ensure timely receipt of call cards, follow up on rejected forms and are responsible for follow up and escalation procedures as detailed in agreed upon SOPs. In addition, help desk personnel are responsible for reconciliation services.
Reconciliation
Knipper will provide prescription drug sample variance and reconciliation services for Client. Knipper will be responsible for the calculation of drug sample inventory variances on a quarterly basis or as otherwise reasonably required by Client SOPs.

Knipper will make our best effort to reconcile inventory discrepancies by utilizing Client sales representative drug sample inventory and sample transaction data. Priority will be given for those discrepancies that exceed Client significant loss threshold. Knipper will make its best efforts to reconcile them below the significant loss threshold utilizing sample distribution data and direct communications with the Client sales representatives.
Knipper will provide a summary and detailed reconciliation report to each Client sales representative who demonstrates a variance in excess of Client significant loss threshold at the product level by mail, along with an instructional memo detailing the Client sales representative’s responsibility to reconcile the report. Knipper help desk personnel will work directly with Client sales representatives for reconciliation support. Knipper shall complete the reconciliation process for a given reconciliation period within ninety (90) days of the end of each reconciliation period unless an extension is provided by Client.
Document Storage and Retrieval
All sample tracking and related documents are stored on-site at Knipper. Once scanned and verified the actual call documents are batched, boxed and stored in our warehouse and are available for recall within 48 hours (the digital image is available to Client, on demand, via Knipper’ client specific web site). All other sample tracking or related documents are stored in our Sample Accountability department for each of your field force personnel. In both cases, documents are stored on-site for a period of 3 years from date of termination or expiration of the Agreement.
Quality Assurance Program and Process
Knipper’ utilizes a three layer approach to ensuring the integrity of call card information.
•	The first layer occurs within the Data Entry department with our propriety software. As the forms are received they are sent thru a scan process to be automatically OCR’d and then passed to a data verification process where a Data Entry Operator verifies the data on the form. If what the operator keys matches what was OCR’d then the data is accepted for entry into the SA Database. If the data does not match, then the operator must re-key the data, the system will only accept data with a double verification. Once the scan and verification process is completed the form is processed into the system and is available for viewing and reporting by the customer via their exclusive and secured website. Any information that can not be OCR’d is sent to our Data Entry Department for manual entry. There are error checks within the system to verify all data and any errors found are flagged for verification and correction either internally within Knipper or by the Client sales representatives.
•	The second layer is that the Data Entry Supervisor conducts periodic audits of all call cards processed through the OCR/Sample Accountability systems. Audits are conducted in the following manner.
•	Daily review of any forms that are placed in work queues to ensure that they were not created due to data entry errors. All data entry errors are corrected by the supervisor. A statistical log is kept of all errors and those that constitute a pattern with either an individual or group of individuals are addressed through training.
•	Each week the department supervisor pulls random batches and checks each form within the batch to ensure that the information captured is an exact representation of the original form. Any deviations are recorded, the supervisor corrects the file and the employee is addressed through training. If problems are programmatic in nature, the IT group is notified and immediate action is taken.
•	The third layer is independent audits from Knipper’ Quality Assurance department. This department reports directly to the Managing Director of Knipper and conducts internal audits of all departments to ensure adherence to SOPs (both corporate and client specific). The QA departments when auditing Data Entry reviews the supervisor’s logs and will randomly select card batches for review.
Program Cost Summary
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***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.